Exhibit 25.1

                                                                  CONFORMED COPY

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                       HSBC Bank USA, National Association
               (Exact name of trustee as specified in its charter)

        N/A                                             20-1177241
        (Jurisdiction of incorporation                  (I.R.S. Employer
        or organization if not a U.S.                   Identification No.)
        national bank)

        90 Christiana Road
        New Castle, Delaware                            19702
        (Address of principal executive offices)        (Zip Code)

                             Warren L. Tischler, SVP
                       HSBC Bank USA, National Association
                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                  TEVECAP S.A.
               (Exact name of obligor as specified in its charter)

        The Federated Republic of Brazil                N/A
        (State or other jurisdiction                    (I.R.S. Employer
        of incorporation or organization)               Identification No.)

        Av. Das Nacoes Unidas, 7221-7(0) andar
        Sao Paulo, SP Brazil                            05425-902
        (55 11) 3037-5127                               (Zip Code)
        (Address of principal executive offices)

                             12.625% Notes due 2009
                         (Title of Indenture Securities)

                                     General
Item 1. General Information.

                 Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervisory authority to which it is subject.

                 Comptroller of the Currency, New York, NY.

                 Federal Deposit Insurance Corporation, Washington, D.C.

                 Board of Governors of the Federal Reserve System, Washington, D.C.

         (b) Whether it is authorized to exercise corporate trust powers.

                          Yes.

Item 2. Affiliations with Obligor.

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                          None

Item 3-15.       Not Applicable

Item 16. List of Exhibits

Exhibit
-------

T1A(i)   (1) Copy of the Articles of Association of HSBC Bank USA, National
             Association.

T1A(ii)  (1) Certificate of the Comptroller of the Currency dated July 1, 2004 as to the authority of HSBC Bank USA, National Association to commence business.

T1A(iii) Certificate of Fiduciary Powers dated August 18, 2004 for HSBC Bank USA, National Association

T1A(iv)  (1) Copy of the existing By-Laws of HSBC Bank USA, National
             Association.

T1A(v)       Not applicable.

T1A(vi) Consent of HSBC Bank USA, National Association required by Section 321(b) of the Trust Indenture Act of 1939.

T1A(vii) Copy of the latest report of condition of the trustee (June 30, 2004), published pursuant to law or the requirement of its supervisory or examining authority.

T1A(viii)    Not applicable.

T1A(ix)      Not applicable.


(1) Exhibits previously filed with the Securities and Exchange Commission with Registration No. 333-118523 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, National Association a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 24th day of September, 2004.

                                       HSBC BANK USA, NATIONAL ASSOCIATION

                                       By:  /s/ Frank J. Godino
                                          --------------------------------------
                                       Frank J. Godino
                                            Vice President

                               EXHIBIT T1A (iii)

[LOGO]
--------------------------------------------------------------------------------
      Comptroller of the Currency
      Administrator of National Banks
--------------------------------------------------------------------------------
      Washington, D.C. 20219

                        CERTIFICATE OF FIDUCIARY POWERS

      I, John D. Ilawke, Jr., Comptroller of the Currency, do hereby certify that:

      1. The Comptroller of the Currency, pursuant to Revised Statutes 324, et seq., as amended, 12 U.S.C. 1, et seq., as amended, has possession, custody and control of all records pertaining to the chartering of all National Banking Associations.

      2. "HSBC Bank USA, National Association," New Castle, Delaware, (Charter No. 24522) was granted, under the hand and seal of the Comptroller, the right to act in all fiduciary capacities authorized under the provisions of the Act of Congress approved September 28, 1962, 76 Stat. 668, 12 U.S.C. 92a, and the authority so granted remains in full force and effect on the date of this Certificate.

                            IN TESTIMONY WHEREOF, I have hereunto
                            subscribed my name and caused my seal of office to be affised to these presents at the Treasury Department in the City of Washington and District of Columbia, this August 18, 2004

[SEAL]

                                  /s/ John D. Hawke, Jr.
                            ----------------------------------
                               Comptroller of the Currency

                                EXHIBIT T1A (vi)

Securities and Exchange Commission
Washington, D.C. 20549

Dear Sirs:

      Pursuant to Section 321(b) of the Trust Indenture Act of 1939 and subject to the qualifications and limitation of 321(b) and the other provisions of the Trust Indenture Act of 1939, the undersigned HSBC Bank USA, National Association consents that reports of examinations by Federal, State, Territorial, or District authorities may be furnished by such authorities to the Commission upon request therefor.

Dated as of: September 21, 2004

                                             HSBC Bank USA, National Association

                                             By:   /s/ Frank J. Godino
                                                -------------------------------
                                                   Frank J. Godino
                                                   Vice President

                                                               Exhibit T1A (vii)

                                                          Board of Governors of the Federal Reserve System
                                                          OMB Number: 7100-0036
                                                          Federal Deposit Insurance Corporation
                                                          OMB Number: 3064-0052
                                                          Office of the Comptroller of the Currency
                                                          OMB Number: 1557-0081

Federal Financial Institutions Examination Council        Expires March 31, 2007
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                                                          Please refer to page i,
                                                          Table of Contents, for                                |1|
                                                          the required disclosure
                                                          of estimated burden.
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

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business June 30, 2004                      (20040630)
                                                                   ----------
                                                                   (RCRI 9999)

This report is  required  by law;  12 U.S.C.  ss.324 (State        This  report form is to be filed by banks with  branches  and
member banks);  12 U.S.C. ss.1817  (State nonmember banks);        consolidated    subsidiaries   in   U.S.    territories   and
and 12 U.S.C. ss.161 (National banks).                             possessions,   Edge  or   Agreement   subsidiaries,   foreign
                                                                   branches,     consolidated    foreign    subsidiaries,     or
                                                                   International Banking Facilities.

NOTE:  The   Reports  of  Condition  and  Income  must   be        The  Reports of  Condition  and Income are to be  prepared in
signed  by  an  authorized  officer  and   the  Report   of        accordance with Federal regulatory authority instructions.
Condition  must  be  attested  to  by  not  less  than  two
directors  (trustees)  for   State   nonmember   banks  and        We,  the  undersigned  directors  (trustees),  attest  to the
three directors for State member and National Banks.               correctness  of  this  Report  of  Condition  (including  the supporting  schedules)  and declare that it has been examined
I,  Joseph R. Simpson, Controller                                  by us and to the best of our  knowledge  and  belief has been
   ----------------------------------------------------            prepared in conformance with the  instructions  issued by the
    Name and Title of Officer Authorized to Sign Report            appropriate  Federal  regulatory  authority  and is true  and correct.

Of the named bank do hereby declare that these  Reports  of
Condition and  Income  (including the supporting schedules)
have been prepared  in  conformance with  the  instructions
issued by the appropriate Federal regulatory authority  and
are true to the best of my knowledge and believe.                     /s/ Sal H. Alfieri
                                                                   -------------------------------------------------------------
                                                                   Director (Trustee)

   /s/ Joseph R. Simpson                                             /s/ Bernard J. Kennedy
-----------------------------------------------------------        -------------------------------------------------------------
Signature of Officer Authorized to Sign Report                     Director (Trustee)

            8/9/04                                                  /s/ Martin Glynn
-----------------------------------------------------------        -------------------------------------------------------------
Date of Signature                                                  Director (Trustee)

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Submission of Reports

Each   Bank   must  prepare  its  Reports of Condition  and        For  electronic  filing  assistance,  contact EDS Call report
Income either:                                                     Services,   2150  N.  Prospect  Ave.,  Milwaukee,  WI  53202,
                                                                   telephone (800) 255-1571.
(a) in electronic form and then file the computer data file
    directly with the banking agencies'  collection  agent,        To fulfill the  signature and attestation requirement for the
    Electronic  Data System Corporation (EDS), by modem  or        Reports of Condition and Income for this report date,  attach
    computer diskette; or                                          this signature page to the hard-copy f the  completed  report or that the bank places in its files.

b) in hard-copy (paper) form and arrange for another party to convert the paper report to automated for. That party (if other than EDS) must transmit the bank's computer data file to EDS.

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FDIC Certificate Number          | 0 | 0 | 5 | 8 | 9 |
                                 ---------------------
                                    (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                     HSBC Bank USA, NATIONAL ASSOCIATION
-----------------------------------------------------------        -------------------------------------------------------------
   Primary Internet Web Address of Bank (Home Page), if any        Legal Title of Bank (TEXT 9010)
   (TEXT 4087) (Example: www.examplebank.com)
                                                                   Buffalo
                                                                   -------------------------------------------------------------
                                                                   City (TEXT 9130)

                                                                   N.Y.                                         14203
                                                                   -------------------------------------------------------------
                                                                   State Abbrev. (TEXT 9200)             ZIP Code (TEXT 9220)

  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
             Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries
HSBC Bank USA, National Association                 of Buffalo
--------------------------------------------------------------
  Name of Bank                                      City

in the state of New York, at the close of business June 30, 2004

ASSETS
                                                                                                              Thousands of dollars
Cash and balances due from depository institutions:
                                                                                                             -----------------------
 a.  Non-interest-bearing balances currency and coin                                                                $      3,073,246
-------------------------------------------------------------------------------------------------------------
 b. Interest-bearing balances                                                                                              1,572,569
-------------------------------------------------------------------------------------------------------------
   Held-to-maturity securities                                                                                             3,978,492
-------------------------------------------------------------------------------------------------------------
   Available-for-sale securities                                                                                          13,371,662
-------------------------------------------------------------------------------------------------------------
   Federal funds sold and securities purchased under agreements to resell:
-------------------------------------------------------------------------------------------------------------
a. Federal funds sold in domestic offices                                                                                    950,000

b. Securities purchased under agreements to resell                                                                         2,776,306
                                                                                                             -----------------------
Loans and lease financing receivables:
                                                                                                             -----------------------
   Loans and leases held for sale                                                                                   $      1,595,838
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   Loans and leases net of unearned income                                                   $     60,222,052
-------------------------------------------------------------------------------------------------------------
   LESS: Allowance for loan and lease losses                                                          346,538
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   Loans and lease, net of unearned income, allowance, and reserve                                                  $     59,875,514
-------------------------------------------------------------------------------------------------------------
   Trading assets                                                                                                         15,455,724
-------------------------------------------------------------------------------------------------------------
   Premises and fixed assets                                                                                                 635,398
-------------------------------------------------------------------------------------------------------------
Other real estate owned                                                                                                       14,384
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Investments in unconsolidated subsidiaries                                                                                   266,145
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Customers' liability to this bank on acceptances outstanding                                                                  73,749
-------------------------------------------------------------------------------------------------------------
Intangible assets: Goodwill                                                                                                2,158,554
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Intangible assets: Other intangible assets                                                                                   479,931
-------------------------------------------------------------------------------------------------------------
Other assets                                                                                                               4,027,881
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Total assets                                                                                                             110,305,393
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LIABILITIES

Deposits:
                                                                                                             -----------------------
   In domestic offices                                                                                                    52,783,034
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   Non-interest-bearing                                                                             7,064,064
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   Interest-bearing                                                                                45,718,970
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In foreign offices                                                                                                        22,640,665
--------------------------------------------------------------------------------------                       -----------------------

-------------------------------------------------------------------------------------------------------------
   Non-interest-bearing                                                                               531,870
--------------------------------------------------------------------------------------
   Interest-bearing                                                                                22,108,795
-------------------------------------------------------------------------------------------------------------

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Federal funds purchased and securities sold under agreements to repurchase:
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 a. Federal funds purchased in domestic offices                                                                              980,040
-------------------------------------------------------------------------------------------------------------
 b. Securities sold under agreements to repurchase                                                                         1,692,588
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Trading Liabilities                                                                                                       10,960,317
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Other borrowed money                                                                                                       6,717,295
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Bank's liability on acceptances                                                                                               73,749
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Subordinated notes and debentures                                                                                          2,542,616
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Other liabilities                                                                                                          3,519,689
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Total liabilities                                                                                                        101,909,993
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Minority Interests in consolidated Subsidiaries                                                                                  294
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EQUITY CAPITAL

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Perpetual preferred stock and related surplus                                                                                      0
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Common Stock                                                                                                                 205,000
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Surplus                                                                                                                    7,024,246
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Retained earnings                                                                                                          1,352,592
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Accumulated other comprehensive income                                                                                      -186,732
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Other equity capital components                                                                                                    0
-------------------------------------------------------------------------------------------------------------
Total equity capital                                                                                                       8,395,106
-------------------------------------------------------------------------------------------------------------
Total liabilities, minority interests and equity capital                                                                 110,305,393
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